UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2020

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CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 Demonbreun Street, Suite 700 Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (615) 732-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CSTR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On July 23, 2020, CapStar Financial Holdings, Inc. (the “Company”) issued an earnings release announcing its financial results for the second quarter ended June 30, 2020.  A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

The Company will conduct a conference call at 9:00 a.m. (Central Time) on July 24, 2020 to discuss its financial results for the second quarter ended June 30, 2020.

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

The information disclosed under Item 2.02 of this Report is incorporated by reference into this Item 7.01.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Earnings release issued on July 23, 2020 by CapStar Financial Holdings, Inc.
99.2	Presentation for conference call to be conducted by CapStar Financial Holdings, Inc. on July 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:	/s/ Michael J. Fowler
Michael J. Fowler
Chief Financial Officer

Date: July 23, 2020

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